UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 17, 2022

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North Carpenter Street
Chicago, Illinois
(Address of Principal Executive Offices)
60607
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MCD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Departure of Sheila A. Penrose

On August 17, 2022, Sheila A. Penrose notified McDonald’s Corporation (the “Company”) of her resignation from the Company’s Board of Directors (the “Board”) and all Board Committees, effective September 30, 2022. This resignation was not because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Election of New Directors

On August 18, 2022, the Board increased the size of the Company’s Board to a total of 14 Directors, effective October 1, 2022. On the same date, the Board elected Anthony G. Capuano, Jennifer L. Taubert and Amy E. Weaver as Directors (the “New Directors”), effective October 1, 2022. The Board has not elected any of the New Directors to any Board Committee at this time.

The Board determined that each of the New Directors is independent as defined by the New York Stock Exchange listing standards. The New Directors do not have any material relationships with the Company and there are no transactions between the New Directors and the Company that would be required to be reported under Item 404(a) of Regulation S-K. There is also no arrangement or understanding between the New Directors and the Company pursuant to which any of the New Directors were selected as a Director. The New Directors will receive compensation generally consistent with that received by non-employee Directors, as described in the Company’s most recent Proxy Statement for the 2022 Annual Meeting of Shareholders, as may be modified by the Board for all non-executive Directors, from time to time.

A copy of the press release issued by the Company on August 22, 2022, announcing the above actions is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1    Press Release of McDonald’s Corporation issued August 22, 2022: McDonald’s Announces Key Changes to Board of Directors
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	August 22, 2022	By:	/s/ Jeffrey J. Pochowicz
Jeffrey J. Pochowicz Corporate Vice President, Associate General Counsel and Assistant Secretary